FIRST INVESTORS CASH MANAGEMENT FUND, INC.
               FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
                          SUPPLEMENT DATED JULY 9, 1999
           TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1999


The following replaces item 7 under the section "Class A Shares May be Purchased Without a Sales Charge" on page 4 of the Shareholder Manual dated April 22, 1999:

         7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract or from a First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.